Q1 2026 RESULTS PRESENTATION

Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward- looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” "project," "intend," “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as supplemented by its Quarterly Reports on Form 10-Q, and those related to the economic environment, particularly in the market areas in which the Company operates, inflation and unemployment, competitive products and pricing, real estate values, fiscal and monetary policies of the U.S. Government, tariffs, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, potential goodwill impairment, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date they are made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not assume any duty, and does not undertake, to update any forward-looking statements to reflect events or circumstances after the date of this statement. Forward Looking Statements 2

Provident Bank; Building a Premier Banking Franchise Total Assets $25.2B Total Loans $19.7B Total Deposits $19.1B PPNR ROAA 1.75% ROATCE 16.58% Wealth AUM $4.2B Q1 Insurance Rev $6.9MM Company Overview Geographic Overview • Founded in 1839, longest tenured bank headquartered in New Jersey • 141 branches serving New Jersey, eastern Pennsylvania, and Orange, Queens, and Nassau Counties, New York • Full-service commercial & consumer bank • Strong capital, high asset quality, consistent results • Diversified revenue stream from wealth management and insurance • Quality earnings driven by earning asset growth, expanding margin, operational efficiency and strong credit quality • Lakeland merger fully integrated and cost saves fully realized • Continued focus on evolving digital channels and technology infrastructure TCE 8.55% (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. 3

Q1 2026 Core Financial Highlights $0.61 Diluted EPS 1.29% ROAA 1.75% PPNR ROAA 16.58% ROATCE (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. 4 Key Metrics Highlights Expanding profitability metrics year-over-year, achieving a 1.29% ROAA and 16.58% ROATCE: PPNR growth of $12.9 million, or 13.5% compared to the prior year quarter, resulting in a 1.75% PPNR ROAA which expanded 14 bps compared to the prior year quarter. Growth in net interest income and record non-interest income drove revenues of $225 million, average interest-earning assets increased $264 million, or 4.7% annualized from $22.8 billion in the previous quarter. Strong loan growth activity continued, with total commercial loans increasing 3.9% annualized and our total loan pipeline remaining strong at a record $3.11 billion with a weighted average rate of 6.24%. Total non-maturity core business and consumer deposits increased $66.5 million QoQ, while municipal deposits decreased $147.2 million QoQ mainly due to seasonal outflows. Capital ratios remain strong; TBV grew 2% to $16.03 QoQ & 13% YoY. Stock buybacks of 588,923 shares at an average cost of $21.04 per share. 2.2M shares remaining

Expanding Core Net Interest Margin • Net interest income growth of 7% year-over-year benefited from higher net interest margin and earning assets. • Efforts to reduce deposits costs and favorable repricing of maturing loans contributed to core net interest margin expansion in Q1. • We continue to reduce deposit costs wherever possible. 5 $182 $187 $194 $197 $194 3.34% 3.36% 3.43% 3.44% 3.40% 2.94% 2.93% 2.94% 3.01% 3.04% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% $177 $182 $187 $192 $197 $202 1Q25 2Q25 3Q25 4Q25 1Q26 Net Interest Income ($mm) and Core Margin Net interest income NIM NIM (core) 32% 26% 19% 23% 29% 38% 32% 24% 30% 37% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 8/31/2024 1Q25 2Q25 3Q25 4Q25 1Q26 Down-cycle deposit betas Deposits Interest Bearing Fed Funds Rate %

Sustained, Diverse Loan Growth 6 • The commercial lending team originated $649.2 million of new production in the first quarter of 2026, resulting in 3.9% net commercial annualized loan growth. Pay-offs for the first quarter were $191.1 million, which compared to $168.9 million for the same period last year and $499.9 million in the prior quarter. • C&I line utilization was 44.78% as of March 31, 2026, compared to 44.85% in the prior quarter. • Total commercial pipeline of $3.11 billion as of March 31, 2026, compared to $2.74 billion in the prior quarter. The weighted average interest rate expanded to 6.24% for the quarter. $2,772 $2,586 $2,870 $2,745 $3,115 $519 $666 $884 $1,071 $664 $1,407 $1,709 $1,844 $2,006 $1,754 - 500 1,000 1,500 2,000 2,500 3,000 3,500 1Q25 2Q25 3Q25 4Q25 1Q26 Pipeline vs Originations ($ in millions) Pipeline Originations LOC ($ in millions) 1Q26 4Q25 YoY $ Growth % Growth C&I loans 4,967$ 4,843$ 124$ 2.55% CRE loans 7,424 7,399 25 0.34% Construction loans 641 662 (21) -3.19% Multi-Family loans 3,724 3,667 57 1.55% Mortgage Warehouse lines 334 357 (23) -6.46% Total Commercial Loans 17,090$ 16,929$ 161$ 0.95% Residential Mortgage 1,961 1,974 (13) -0.67% Consumer Loans 608 612 (4) -0.72% Total Gross Loans 19,659$ 19,516$ 143$ 0.74% EOP HFI Loans– YoY

Granular and Relationship Focused Funding Model • The average cost of deposits, including non-interest-bearing deposits, decreased 16 basis points to 1.94% for the quarter ended March 31, 2026. • Municipal deposits decreased $147.2 million, while interest-bearing brokered deposits decreased $42.8 million. • Total non-maturity core business and consumer deposits increased $66.5 million or 2.2% annualized for the quarter ended March 31, 2026. 7*Includes Brokered Deposits and Swap Collateral 20% 20% 20% 19% 19% 41% 43% 42% 41% 42% 22% 20% 20% 21% 21% 15% 15% 14% 14% 14% 3% 3% 4% 6% 4% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1Q25 2Q25 3Q25 4Q25 1Q26 Average Total Client Deposit Mix Non-interest bearing Interest bearing core Municipal CDs Wholesale deposits ($ in millions) 1Q26 4Q25 QoQ $ Growth Annualized % Growth Non-interest bearing 3,695$ 3,692$ 2$ 0.25% Interest bearing core 8,188 8,083 105 5.25% Municipal 3,794 3,951 (157) -16.12% CDs 2,673 2,697 (24) -3.60% Wholesale deposits* 751 855 (104) -49.47% Total deposits 19,100$ 19,279$ (178) -3.75% EOP Deposits by Product– YoY

Emphasis on Growing Fee Income 8 • Beacon Trust remains highly focused on growth and retention. • Insurance agency income grew $1.2 million in the quarter versus the same period last year, due to increased contingency commission income, strong retention and new business activity. • SBA loan sales increased compared to the same period last year, the bank continues to have a strong pipeline for additional loan sales for the remainder of 2026. *Excludes net gains on securities 33% 24% 22% 13% 6% 2% Fees Wealth management Insurance Bank-owned life insurance Other income Gain on sale of SBA loans Q1 ‘26 $31,453 36% 27% 21% 8% 8% 0% Q1 ‘25 $26,943 ($ in thousands) 1Q26 4Q25 QoQ $ Growth 1Q25 QoQ $ Growth Fees 10,464$ 11,100$ (636)$ 9,655$ 809$ Wealth management 7,402 7,627 (225) 7,328 74 Insurance 6,850 3,854 2,996 5,651 1,199 Bank-owned life insurance 4,034 2,790 1,244 2,092 1,942 Other income 1,958 1,305 653 2,124 (166) Gain on sale of SBA loans 745 946 (201) 93 652 Total non-int. income* 31,453$ 27,621$ 3,832$ 26,943$ 4,510$ QTD

Focus on Sustained Positive Operating Leverage 9 • Compensation and benefits expense increased $1.9 million to $66.2 million for the three months ended March 31, 2026, compared to $64.3 million for the trailing quarter, primarily attributable to: • an increase in the salary expense related to company-wide annual merit increases • an increase in employee payroll tax expense • Remain focused on driving positive operating leverage, and optimizing our non-interest expense alongside investments for future growth ($ in thousands) 1Q25 2Q25 3Q25 4Q25 1Q26 Compensation and employee benefits 62,366$ 63,249$ 63,202$ 64,316$ 66,196$ Net occupancy expense 13,927 13,011 12,773 13,078 14,985 Data processing expense 9,605 9,599 9,102 9,110 9,646 Amortization of intangibles 9,501 9,497 9,497 8,578 8,563 Other non-interest expense 20,868 19,258 18,518 19,608 17,751 Total non-interest expense 116,267$ 114,614$ 113,092$ 114,690$ 117,141$ Non-interest expense 54% 54% 51% 51% 52%51% 50% 48% 48% 49% 44% 46% 48% 50% 52% 54% 56% 1Q25 2Q25 3Q25 4Q25 1Q26 Efficiency Ratio Efficiency Ratio Efficiency Ratio-excl amort expense

Maintaining Strong Balance Sheet • Stable insured deposit base, brokered deposits only 3.4% of total deposits as of March 31, 2026 • Total insured and collateralized deposits as of 03/31/26, totaled $13.0B or 68.3% of our total deposit portfolio • Strong regulatory capital ratios at bank and holding company, comfortably above well-capitalized ratios • Additional 1Q26 ratios: • 397.5% Adjusted CRE Concentration Ratio • 26% Construction Concentration Ratio • Payout ratio of 55.1% QTD, inclusive of dividends and buybacks 10* TCE Ratio is calculated at holding company level FHLB, $4.2 FRB Discount Window, $2.9 Unencumbered Securities, $0.6 Cash, $0.1 Liquidity Diversification FHLB FRB Discount Window Unencumbered Securities Cash $7.8B available liquid funds and borrowing capacity 12.3% 10.5% 13.2% 8.55% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% CET 1 Leverage Total Risk Based TCE Ratio * Well Above Capital Minimums 10% well- capitalized 6.5 % well- capitalized 5 % well- capitalized

Managing CRE Concentration Lower 11 ($ in thousands) *Excludes purchase accounting amounts 449.6% 443.7% 433.4% 432.2% 427.5% 410.9% 408.0% 403.0% 399.5% 397.5% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 1Q25 2Q25 3Q25 4Q25 1Q26 Decreasing CRE Concentration Land CRE Multifamily Construction & Land Development Construction 1-4 CRE Concentration Ratio Adj. CRE Concentration Ratio*

Consistently Strong Credit Metrics 1.02% 0.98% 0.97% 0.95% 0.90% Total allowance to total loans 0.53% 0.56% 0.52% 0.40% 0.73%Total non-performing loans to total loans 0.45% 0.44% 0.41% 0.32% 0.58%Total non-performing assets as a percentage of total assets 1Q25 4Q25 1Q262Q25 3Q25 0.04% 0.03% 0.11% 0.09% 0.06%Net charge-off ratio • The $64.5 million increase in non-performing loans as of March 31, 2026, compared to the trailing quarter, was primarily driven by the addition of four commercial loans on senior housing properties totaling $82.1 million that are the subject of related bankruptcy filings. • These loans have no prior charge-off history and require no specific reserve allocations due to strong collateral values. Appraisals received in 2026 reflect loan-to-value ratios for the collateral properties of 32.9%, 51.7%, 61.3%, and 81.9%. • Total net charge-offs of $3.1 million for the quarter represented an annualized 0.06% of loans. 12

Favorable Core Performance Trends (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. 13 1.11% 1.19% 1.16% 1.34% 1.29% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1Q25 2Q25 3Q25 4Q25 1Q26 Adjusted ROAA (1) (Annualized Core /average assets) 1.61% 1.64% 1.76% 1.78% 1.75% 1.50% 1.55% 1.60% 1.65% 1.70% 1.75% 1.80% 1Q25 2Q25 3Q25 4Q25 1Q26 Adjusted PPNR ROAA (1) (Annualized Core PPNR /average assets) 16.15% 16.79% 16.01% 17.58% 16.58% 15.00% 15.50% 16.00% 16.50% 17.00% 17.50% 18.00% 1Q25 2Q25 3Q25 4Q25 1Q26 Adjusted ROATCE (1) (Annualized Core /average tangible stockholders' equity)

2026 Guidance

Loans	• 2026: 4-6% annualized loan growth
Deposits	• 2026: 4-6% annualized deposit growth
Borrowings	• 2026: Balances expected to fluctuate based on loan, deposit and securities cash flows
Net Interest Margin	• 2026: 3.40% to 3.45% reported and ~3 bps of core margin expansion in the second quarter.
Asset Quality	• Current strong asset quality metrics, provision driven by growth and economic forecast with expected charge-off ratio of 10 to 15 bps for 2026
Non-interest Income	• 2026: ~$28.5 million quarterly average
Non-interest Expense	• 2026: operating expense quarterly run rate between $117 and $119 Million*, operating expense ratio target ~1.87% and efficiency ratio ~51.0%

Provident Financial Services, Inc.

* This excludes non-recurring systems conversion costs.

14

APPENDIX 15

Net Interest Margin Analysis 3.55% 3.73% 3.80% 3.89% 3.87% 3.80% 5.99% 5.95% 6.01% 6.09% 5.98% 5.85% 5.66% 5.63% 5.68% 5.76% 5.66% 5.53% 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Asset Yields Securities Net Loans Total interest-earning assets 2.81% 2.64% 2.62% 2.67% 2.60% 2.39% 3.64% 3.76% 3.94% 3.96% 3.94% 3.90% 3.03% 2.90% 2.94% 2.96% 2.83% 2.71% 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Interest-Bearing Liabilities Total Deposits Total Borrowings Total Interest-Bearing Liabilities 3.28% 3.34% 3.36% 3.43% 3.44% 3.40% Q424 1Q25 2Q25 3Q25 4Q25 1Q26 Net Interest Margin 3.04% 3.34% 3.42% 3.40% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% Core Margin +Loans +Securities -Liabilities 16

Focus on Growing Wealth Management Business Advisory 79% Trust & Estate 9% Tax 10% Private Banking 2% $4.2 Billion AUM For 1,046 family relationships * Represents interest on lines of credit to Beacon clients, whose investment accounts are pledged as collateral. 17 145 Provident Bank households are also Beacon clients AVERAGE CLIENT SIZE $4,000,000 AVERAGE FEE 70 bpsEBITDA & NET INCOME (in thousands) EBITDA (FQ2026) $ 2,975 Net Income (FQ2026) $ 1,054 2026 Q1 Total Revenue Advisory 5,992,000$ Trust & Estate 653,083$ Tax 763,295$ Interest Income * 203,043$ Total 7,611,421$

Provident Protection Plus, Inc. • Provident Protection Plus, Inc. provides insurance agency services including business, personal and employee benefits insurance products. • The insurance agency’s primary source of revenue is commission income earned from the sale of business and personal property and casualty insurance coverage for its customers with various insurance companies. • The insurance agency places property and casualty, life and health, and other coverage with about 40 different insurance carriers licensed in 43 states. • Insurance agency total revenue grew 22% year over year. $1,730 $1,030 $782 $2,878 $1,950 $952 $614 $3,302 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Insurance Services Net Income Before Tax ($ in thousands) 18

CRE Type Composition 19 MULTI-FAMILY 33.42% RETAIL 23.87% INDUSTRIAL 18.76% MIXED USE 8.26% OFFICE 6.93% SPECIAL USE 4.50% RESIDENTIAL 2.54% HOTEL 1.18% LAND 0.67% Portfolio Characteristics 4.10% of CRE Investment Portfolio10 Largest CRE Loans 2.32% of Total Loan Portfolio10 Largest CRE Loans $2.41 MillionAverage Loan Size Outstanding Total CRE Investment Portfolio = $11.3 Billion* *Excludes Purchase Accounting Adjustments and Construction Loans As of 3/31/2026

CRE Office Composition • Medical Office: approx. 35% of total office portfolio. Maturity or Reprice by Year $145.82026 $132.72027 $168.82028 $89.02029 $112.62030 $106.82031 AND BEYOND $755.7MTotal NEW JERSEY 70% MANHATTAN 2% OTHER NY 3% OTHER NY BOROUGHS 9% PA 10% OUT OF MARKET 6% No significant central business district exposure Total CRE Office Portfolio = $755.7 million* *Excludes Purchase Accounting and Construction Loans 20

CRE Investment Portfolio by Property Type*

As of 3/31/26
($ in thousands)

PROPERTY TYPE	COUNT	$ OUTSTANDING	% OUTSTANDING	WARR
MULTI	1,076	3,761,860	33.41%	3.51
RET	891	2,681,456	23.82%	3.51
INDUS	572	2,108,349	18.73%	3.52
MIXED	695	921,155	8.18%	3.65
OFF	405	755,690	6.71%	3.69
SUP	212	550,080	4.89%	3.70
RESID	773	274,628	2.44%	3.72
HTL	26	130,861	1.16%	3.79
LAND	22	75,444	0.67%	4.39
TOTAL PORTFOLIO	**4,672**	**11,259,523**	**100.00%**	**3.56**

Provident Financial Services, Inc.

*Excludes Purchase Accounting and Construction Loans

21

Multi-family Composition (NY and Rent Stabilized sectors) OTHER NY BOROUGHS 51% OTHER NY STATE 40% MANHATTAN 9% Total NY Multi-family Loans = $637.8 Million Total multi-family loan portfolio: $3.76 Billion • Of the total, 106 Loans on multi-family properties in the five boroughs of NYC, aggregate outstanding $383.2 million, with an average loan size of $3.6 million. Rent stabilized loan portfolio: <0.94% of total loan portfolio • All performing • Largest loan: $40.9 million with 62% LTV and 1.38x DSCR Multi-family balances by origination Year: • NY 2026 loans: $59.9 MM • NY 2025 loans: $140.3 MM • NY 2024 loans: $36.8 MM • NY 2023 loans: $112.7 MM • NY 2022 loans: $93.9 MM • NY 2021 and prior loans: $194.2 MM • All Multi-family 2026 loans: $108.0 MM • All Multi-family 2025 loans: $530.8 MM • All Multi-family 2024 loans: $262.9 MM • All Multi-family 2023 loans: $479.3 MM • All Multi-family 2022 loans: $573.8 MM • All Multi-family 2021 and prior loans: $1.81 B *Excludes Purchase Accounting Loans 22

Investment Portfolio 23 Total Investment Portfolio = $3.51 Billion • As of March 31, 2026, the portfolio had a modified duration of 4.0 years and weighted average life of 4.9 years • As of March 31, 2026, the allowance for credit losses on held to maturity securities totaled $15,000 U.S. Treasury Notes 7% Corporate Notes 3% Agency MBS 43% Agency CMO 28% Non Agency CMBS 3% Municipal Bonds 11% Student Loan Pools 1% Agency CMBS 4% U.S. Treasury Notes Corporate Notes Agency MBS Agency CMO Non Agency CMBS Municipal Bonds Student Loan Pools Agency CMBS

Commitment You Can Count On. Guiding Principles Act with Integrity Be Accountable Promote Teamwork Pursue Excellence Build for the Future Our Pillars. Employee Experience Customer Experience Guiding Principles Our Mission. Commit ever day to deepen our emotional connections with our employees, customers, and the communities we serve by placing them at the center of all we do. Our Vision. A consistently high performing bank, committed to creating advocates for life. 24

Reconciliation of GAAP to Non-GAAP Financial Measures 25 ($ in thousands, except per share data) Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. Annualized Adjusted Return on Average Assets, Equity and Tangible Equity 1Q26 4Q25 1Q25 Net Income 79,417$ 83,431$ 64,028$ Write-down on ORE Property 2,690 Less: income tax expense - - (809) Adjusted net income 79,417$ 83,431$ 65,909$ Add: Amortization of intangibles (net of tax) 6,170 6,180 6,642 Adjusted net income, net of intangibles 85,587$ 89,611$ 72,551$ Average assets $ 25,026,414 $ 24,775,214 $ 24,049,318 Average stockholders' equity $ 2,873,113 $ 2,810,166 $ 2,638,361 Average tangible stockholders' equity $ 2,093,975 $ 2,022,451 $ 1,822,407 Annualized Adjusted ROAA 1.29% 1.34% 1.11% Annualized Adjusted ROAE 11.21% 11.78% 10.13% Annualized Adjusted ROATCE 16.58% 17.58% 16.15% Three Months Ended

Reconciliation of GAAP to Non-GAAP Financial Measures

($ in thousands, except per share data)

Reconciliation of GAAP to Non-GAAP Financial Measures					
Core Pre-provision-net-revenue:	**1Q25**	**2Q25**	**3Q25**	**4Q25**	**1Q26**
Net Income	$ 64,028	$ 71,981	$ 71,720	$ 83,431	$ 79,417
Add: provision for credit losses	638	(2,888)	7,044	(1,213)	(2,116)
Add: income tax expense	27,825	30,462	29,895	28,814	30,754
Add: merger related charges	-	-	-	-	-
Add: loss on Bond Sale	-	-	-	-	-
Add: write-down on ORE property	2,690	-	-	-	-
Core PPNR	**$ 95,181**	**$ 99,555**	**$ 108,659**	**$ 111,032**	**$ 108,055**
Annualized Core PPNR	$ 386,012	$ 399,314	$ 431,093	$ 440,507	$ 438,223
Average assets	$ 24,049,318	$ 24,349,808	$ 24,524,825	$ 24,775,214	$ 25,026,414
Core PPNR ROAA	**1.61%**	**1.64%**	**1.76%**	**1.78%**	**1.75%**
Core PPNR ROAE	**14.63%**	**14.88%**	**15.74%**	**15.68%**	**15.25%**
Core PPNR ROATCE	**21.18%**	**21.26%**	**22.20%**	**21.78%**	**20.93%**
Return on avg tangible equity					
Net income	$ 64,028	$ 71,981	$ 71,720	$ 83,431	$ 79,417
Add: amort of intangibles, net of tax	6,642	6,639	6,639	6,180	6,170
Total adjusted net income (loss)	$ 70,670	$ 78,620	$ 78,359	$ 89,611	$ 85,587
Average stockholders' equity	$ 2,638,361	$ 2,684,342	$ 2,738,145	$ 2,810,166	$ 2,873,113
Less: avg intangible assets	815,954	806,419	796,789	787,715	779,138
Average tangible stockholders' equity	$ 1,822,407	$ 1,877,923	$ 1,941,356	$ 2,022,451	$ 2,093,975
ROATCE	**15.73%**	**16.79%**	**16.01%**	**17.58%**	**16.58%**
Tangible book value per share:					
Stockholder's equity	$ 2,658,794	$ 2,707,555	$ 2,766,766	$ 2,833,212	$ 2,862,869
Less: intangible assets	809,725	800,232	790,729	782,152	773,585
Tangible stockholder's equity	$ 1,849,069	$ 1,907,323	$ 1,976,037	$ 2,051,060	$ 2,089,284
Shares outstanding	130,663,184	130,624,243	130,621,757	130,619,949	130,311,569
Tangible BV per share	**$ 14.15**	**$ 14.60**	**$ 15.13**	**$ 15.70**	**$ 16.03**

Provident Financial Services, Inc.

Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety.

26

Reconciliation of GAAP to Non-GAAP Financial Measures 27 Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. ($ in thousands, except per share data) Annualized Adjusted Non-Interest Expense to Average Assets Three Months Ended 1Q26 Reported non-interest expense 117,141$ Adjustments to non-interest expense: Adjusted non-interest expense 117,141$ Annualized adjusted non-interest expense 475,072$ Average Assets 25,026,414 Annualized adjusted non-interest expense/average assets 1.90% Three Months Ended Efficiency Ratio Calculation 1Q26 Net Interest income 193,743$ Non-interest income 31,453 Adjustment to non-interest income Adjusted non-interest income 31,453 Total income 225,196$ Adjusted non-interest expense 117,141$ Efficiency ratio 52.02%

Reconciliation of GAAP to Non-GAAP Financial Measures

($ in thousands, except per share data)

Annualized Adjusted Non-Interest Expense to Average Assets					
		Three Months Ended			
	1Q26	4Q25	3Q25	2Q25	1Q25
Reported non-interest expense	$ 117,141	$ 114,690	$ 113,092	$ 114,614	$ 116,267
Adjustments to non-interest expense:					
Write-down on ORE property	-				2,690
Adjusted non-interest expense	$ 117,141	$ 114,690	$ 113,092	$ 114,614	$ 113,577
Annualized adjusted non-interest expense	$ 475,072	$ 455,020	$ 448,680	$ 459,715	$ 460,618
Average Assets	25,026,414	24,775,214	24,518,290	24,349,808	24,049,318
Annualized adjusted non-interest expense/average assets	**1.90%**	**1.84%**	**1.83%**	**1.89%**	**1.92%**
Less Amortization of Intangible expense	$ (8,563)	$ (8,578)	$ (9,497)	$ (9,497)	$ (9,501)
Adjusted non-interest expense less amortization of intangible expense	$ 108,578	$ 106,112	$ 103,595	$ 105,117	$ 104,076
Annualized adjusted non-interest expense less amortization of intangible expense	$ 440,344	$ 420,988	$ 411,002	$ 421,623	$ 422,086
Average Assets less amortization of intangible assets	$ 24,247,326	$ 23,987,499	$ 23,720,501	$ 23,543,389	$ 23,233,364
Annualized adjusted non-interest expense/average assets less intangible assets	**1.82%**	**1.76%**	**1.73%**	**1.79%**	**1.82%**

		Three Months Ended			
Efficiency Ratio Calculation	1Q26	4Q25	3Q25	2Q25	1Q25
Net Interest income	$ 193,743	$ 197,411	$ 194,332	$ 187,094	$ 181,728
Non-interest income	31,453	28311	27419	27075	27030
Adjustment to non-interest income					
Net gain on securities transactions	-	(690)	(67)	-	(87)
Adjusted non-interest income	31,453	27,621	27,352	27,075	26,943
Total income	$ 225,196	$ 225,032	$ 221,684	$ 214,169	$ 208,671
Adjusted non-interest expense	$ 117,141	$ 114,690	$ 113,092	$ 114,614	$ 113,577
Efficiency ratio (adjusted non-interest expense/income)	**52.02%**	**50.97%**	**51.01%**	**53.52%**	**54.43%**
Less: Amortization of intangible expense	$ (8,563)	$ (8,578)	$ (9,497)	$ (9,497)	$ (9,501)
Adjusted non-interest expense less amortization of intangible expense	$ 108,578	$ 106,112	$ 103,595	$ 105,117	$ 104,076
Efficiency ratio (adjusted non-interest expense less amortization expense/income)	**48.21%**	**47.15%**	**46.73%**	**49.08%**	**49.88%**

Provident Financial Services, Inc.

Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety.

28

Q1 2026 RESULTS PRESENTATION